CALIFORNIA UTILITIES' REGULATORY MATTERS	12 Months Ended
Dec. 31, 2013
Notes to Consolidated Financial Statements [Abstract]
Sempra Utilities' Regulatory Matters

NOTE 14. CALIFORNIA UTILITIES' REGULATORY MATTERS

JOINT MATTERS

CPUC General Rate Case (GRC)

The CPUC uses a general rate case proceeding to prospectively set rates sufficient to allow the California Utilities to recover their reasonable cost of operations and maintenance and to provide the opportunity to realize their authorized rates of return on their investment. In December 2010, the California Utilities filed their 2012 General Rate Case (2012 GRC) applications to establish their authorized 2012 revenue requirements and the ratemaking mechanisms by which those requirements would change on an annual basis over the subsequent three-year (2013-2015) period.

In May 2013, the CPUC approved a final decision (Final GRC Decision) in the California Utilities' 2012 GRC. The Final GRC Decision establishes a 2012 revenue requirement of $1.733 billion for SDG&E and $1.959 billion for SoCalGas. This represents an increase of $119 million (7.4 percent) and $115 million (6.2 percent) over SDG&E's and SoCalGas' authorized 2011 revenue requirements, respectively. The Final GRC Decision is effective retroactive to January 1, 2012, and SDG&E and SoCalGas recorded the cumulative earnings effect of the retroactive application of the Final GRC Decision of $69 million and $37 million, respectively, in the second quarter of 2013. For SDG&E and SoCalGas, respectively, these amounts include an incremental earnings impact of $52 million and $25 million related to 2012 and $17 million and $12 million related to the first quarter of 2013.

The amount of revenue associated with the retroactive period is expected to be recovered in SDG&E's rates over a 28-month period beginning in September 2013, and in SoCalGas' rates over a 31-month period beginning in June 2013. At December 31, 2013, SDG&E reported on its Consolidated Balance Sheet $324 million as a regulatory asset, with $161 million classified as noncurrent, representing the retroactive revenue from the Final GRC Decision to be recovered by SDG&E in rates during the period December 2013 through December 2015. At December 31, 2013, SoCalGas reported on its Consolidated Balance Sheet a regulatory asset of $104 million, with $52 million as noncurrent, representing the retroactive revenue from the Final GRC Decision to be recovered in rates through December 2015.

The Final GRC Decision also establishes a four-year GRC period (through 2015) with a revenue attrition mechanism for the escalation of the adopted revenue requirements for years 2013, 2014 and 2015 based on fixed annual factors of 2.65 percent, 2.75 percent and 2.75 percent, respectively.

For SDG&E, the Final GRC Decision also provides the revenue requirement for cost recovery of wildfire insurance premiums beginning January 1, 2012.

CPUC Cost of Capital

A cost of capital proceeding determines a utility's authorized capital structure and authorized rate of return on rate base (ROR), which is a weighted average of the authorized returns on debt, preferred stock, and common equity (return on equity or ROE), weighted on a basis consistent with the authorized capital structure. The authorized ROR is the rate that the California Utilities are authorized to use in establishing rates to recover the cost of debt and equity used to finance their investment in electric and natural gas distribution, natural gas transmission and electric generation assets. In addition, a cost of capital proceeding also addresses the automatic ROR adjustment mechanism which applies market-based benchmarks to determine whether an adjustment to the authorized ROR is required during the interim years between cost of capital proceedings.

SDG&E and SoCalGas filed separate applications with the CPUC in April 2012 to update their cost of capital effective January 1, 2013. The CPUC issued a ruling in June 2012 bifurcating the proceeding. Phase 1 addressed each utility's cost of capital for 2013, with a final decision issued in December 2012, which granted SDG&E and SoCalGas an authorized ROR of 7.79 percent and 8.02 percent, respectively, as presented in the table below. The CPUC-authorized ROR in effect prior to the effective date of this decision was 8.40 percent for SDG&E and 8.68 percent for SoCalGas. Phase 2 addressed the cost of capital adjustment mechanisms for SDG&E, SoCalGas, Edison and Pacific Gas and Electric Company (PG&E).

The CPUC's final decision for Phase 1 is outlined in the table below:

COST OF CAPITAL FINAL DECISION SUMMARY

SDG&E				SoCalGas
Authorized Weighting	Authorized Rate of Recovery	Weighted Authorized ROR		Authorized Weighting	Authorized Rate of Recovery	Weighted Authorized ROR
45.25%	5.00%	2.26%	Long-Term Debt	45.60%	5.77%	2.63%
2.75%	6.22%	0.17%	Preferred Stock	2.40%	6.00%	0.14%
52.00%	10.30%	5.36%	Common Equity	52.00%	10.10%	5.25%
100.00%		7.79%		100.00%		8.02%

SDG&E, SoCalGas, PG&E, Edison and the Office of Ratepayer Advocates (ORA) (formerly the Division of Ratepayer Advocates or DRA) sponsored a joint stipulation in Phase 2 of the proceeding. In March 2013, the CPUC's final decision adopted the joint stipulation, as proposed. SDG&E retains its current cost of capital adjustment mechanism, and SoCalGas has implemented this same adjustment mechanism, discussed below. Both utilities are forgoing their proposed off-ramp provision, which was intended as a safeguard to protect against extreme changes in interest rates and allow the CPUC latitude to suspend the annual mechanism if prudent.

The cost of capital adjustment mechanism benchmark is based on the 12-month average monthly A-rated utility bond yield as published by Moody's (CCM Benchmark) for the 12-month period October through September of each fiscal year. If the 12-month average falls outside of a specified range, then the utility's authorized ROE would be adjusted, upward or downward, by one-half of the difference between the 12-month average and the mid-point of the specified range. In addition, the utility's authorized recovery rate for the cost of debt and preferred stock would also be adjusted to their respective actual weighted average cost. Therefore, for intervening years between scheduled cost of capital updates, the utility's authorized ROR would adjust, upward or downward, as a result of all three adjustments with the new rate going into effect on January 1 following the year in which the benchmark range was exceeded. For both SDG&E and SoCalGas, the CCM Benchmark rate is set at 4.24 percent, resulting in the specified range of a low of 3.24 percent to a high of 5.24 percent. The 12-month average rate would have to fall outside of this range for the adjustments to occur. For the four-month period ended January 31, 2014, the monthly average CCM Benchmark was 4.73 percent.

Natural Gas Pipeline Operations Safety Assessments

Various regulatory agencies, including the CPUC, are evaluating natural gas pipeline safety regulations, practices and procedures. In February 2011, the CPUC opened a forward-looking rulemaking proceeding to examine what changes should be made to existing pipeline safety regulations for California natural gas pipelines. The California Utilities are parties to this proceeding.

In June 2011, the CPUC directed SoCalGas, SDG&E, PG&E and Southwest Gas to file comprehensive implementation plans to test or replace natural gas transmission pipelines located in populated areas that have not been pressure tested. The California Utilities filed their Pipeline Safety Enhancement Plan (PSEP) with the CPUC in August 2011. The proposed safety measures, investments and estimated costs are not included in the California Utilities' 2012 GRC requests discussed above, but the associated cost recovery and return of and on invested capital will be determined as part of the Triennial Cost Allocation Proceeding (TCAP), as we discuss below. The comprehensive plan covers all of the utilities' approximately 4,000 miles of transmission lines (3,750 miles for SoCalGas and 250 miles for SDG&E) and would be implemented in two phases:

  Phase 1 focuses on populated areas of SoCalGas' and SDG&E's service territories and would be implemented over a 10-year period, from 2012 to 2022.
  Phase 2 covers unpopulated areas of SoCalGas' and SDG&E's service territories and will be filed with the CPUC at a later date.

The total cost estimate for Phase 1, over the 10-year period of 2012 to 2022, is $3.1 billion ($2.5 billion for SoCalGas and $600 million for SDG&E). In their August 2011 filing, the utilities requested the CPUC to authorize funding for the recovery of costs through 2015 of approximately $1.5 billion for SoCalGas, of which $1.2 billion would be capital investment, and $240 million for SDG&E, of which $230 million would be capital investment. After 2015, the utilities proposed to include the costs of the PSEP in their next General Rate Case (for their authorized revenue requirements in 2016). The utilities also proposed that the cost of the program be recovered through a surcharge, rather than by incorporating it into rates. The surcharge would increase over time, as more project work is completed. Since the date of the initial filing, the California Utilities have provided the CPUC's Safety and Enforcement Division (formerly the Consumer Protection and Safety Division) updated information that reflects the current scope of work, including the recovery of additional records resulting in a reduction to the number of pipeline miles without records. The California Utilities anticipate that the PD in this proceeding will require SDG&E and SoCalGas to update the costs included in their previous filings, based on the latest scope of work.

In December 2011, the assigned Commissioner to the rulemaking proceeding for the pipeline safety regulations ruled that SDG&E's and SoCalGas' TCAP would be the most logical proceeding to conduct the reasonableness and ratemaking review of the companies' PSEP.

In January 2012, the CPUC Consumer Protection and Safety Division (CPSD) issued a Technical Report on the California Utilities' PSEP.  The report, along with testimony and evidentiary hearings, will be used to evaluate the PSEP in the regulatory process.  Generally, the report found that the PSEP approach to pipeline replacement and pressure testing and other proposed enhancements is reasonable.

In February 2012, the assigned Commissioner in the TCAP issued a ruling setting a schedule for the review of the SDG&E and SoCalGas PSEP with evidentiary hearings held in August 2012. SDG&E and SoCalGas now expect the Administrative Law Judge to issue a proposed decision in Phase 1A of this proceeding in 2014.

In April 2012, the CPUC issued an interim decision in the rulemaking proceeding formally transferring the PSEP to the TCAP and authorizing SDG&E and SoCalGas to establish regulatory accounts to record the incremental costs of initiating the PSEP prior to a final decision on the PSEP. The TCAP proceeding will address the recovery of the costs recorded in the regulatory account.

Also in April 2012, the CPUC issued a decision expanding the scope of the rulemaking proceeding to incorporate the provisions of California Senate Bill (SB) 705, which requires gas utilities to develop and implement a plan for the safe and reliable operation of their gas pipeline facilities. SDG&E and SoCalGas submitted their pipeline safety plans in June 2012. The CPUC decision also orders the utilities to undergo independent management and financial audits to assure that the utilities are fully meeting their safety responsibilities. The CPUC's Safety and Enforcement Division will select the independent auditors and will oversee the audits. A schedule for the audits has not been established. In December 2012, the CPUC issued a final decision accepting the utility safety plans filed pursuant to SB 705.

Southern Gas System Reliability Project

In December 2013, SoCalGas and SDG&E filed a joint application with the CPUC seeking authority to recover the full cost of the Southern Gas System Reliability Project. Also known as the North-South Gas Transmission Pipeline Project, the project will enhance reliability on the southern portions of the utilities' integrated gas transmission system (Southern System). We estimate the cost of the project to be between $600 million to $650 million. As proposed, the project consists of three components: 1) constructing a 36-inch gas transmission pipeline between the SoCalGas Adelanto and Moreno gas compressor stations, a distance of approximately 60 miles; 2) upgrading the Adelanto compressor station; and 3) constructing a 36-inch pipeline from the Moreno compressor station to a pressure limiting station in Whitewater, a distance of approximately 31 miles. SDG&E and SoCalGas have requested a CPUC decision in the first quarter of 2015. The project is scheduled to be in service by the end of 2019.

Utility Incentive Mechanisms

The CPUC applies performance-based measures and incentive mechanisms to all California investor-owned utilities, under which the California Utilities have earnings potential above authorized base margins if they achieve or exceed specific performance and operating goals. Generally, for performance-based awards, if performance is above or below specific benchmarks, the utility is eligible for financial awards or subject to financial penalties. SDG&E has incentive mechanisms associated with:

  operational incentives

  energy efficiency

  SoCalGas has incentive mechanisms associated with:

  energy efficiency
  natural gas procurement

  unbundled natural gas storage and system operator hub services

Incentive awards are included in our earnings when we receive any required CPUC approval of the award. We would record penalties for results below the specified benchmarks in earnings when we believe it is more likely than not that the CPUC would assess a penalty.

We provide a summary of the incentive awards recognized below.

UTILITY INCENTIVE AWARDS RECORDED IN EARNINGS 2011-2013(1)
(Dollars in millions)
	Years ended December 31,
	2013	2012	2011
Sempra Energy Consolidated
Energy efficiency	$7	$6	$16
Unbundled natural gas storage and hub services	1	3	4
Natural gas procurement	5	6	6
Operational incentives	―	5	3
Total awards	$13	$20	$29
SDG&E
Energy efficiency	$4	$3	$14
Operational incentives	―	2	1
Total awards	$4	$5	$15
SoCalGas
Energy efficiency	$3	$3	$2
Unbundled natural gas storage and hub services	1	3	4
Natural gas procurement	5	6	6
Operational incentives	―	3	2
Total awards	$9	$15	$14
(1)	Awards are included in earnings upon CPUC approval of the award.

Energy Efficiency

The CPUC established incentive mechanisms that are based on the effectiveness of energy efficiency programs. In December 2011, the CPUC awarded $13.7 million to SDG&E and $2.0 million to SoCalGas for their 2009 program year results. In December 2012, the CPUC issued a final decision adopting a mechanism for the 2010–2012 program cycle and approving shareholder awards of $3.3 million for SDG&E and $2.7 million for SoCalGas for their energy efficiency program performance in 2010 under the mechanism. The decision established an annual process for the utilities to obtain awards for their performance in 2011 and 2012.

In December 2013, the CPUC awarded $3.1 million to SoCalGas and $3.9 million to SDG&E for their 2011 program year results. Both SoCalGas and SDG&E plan to file incentive award claims for the 2012 program year in the third quarter of 2014. We currently expect the award amounts to approximate the amounts claimed for the 2011 program year, awarded in 2013.

In September 2013, the CPUC approved a new Efficiency Savings and Performance Incentive mechanism that would apply for the 2013–2014 program period. The mechanism will be applied on an annual basis and remain in effect for future program cycles unless modified by the CPUC. We currently expect the annual amounts of the energy efficiency awards for both SoCalGas and SDG&E under this new mechanism to approximate the amounts claimed for the 2011 program year, awarded in 2013.

Unbundled Natural Gas Storage and System Operator Hub Services

The CPUC has established a revenue sharing mechanism, effective through 2014, which provides for the sharing between ratepayers and SoCalGas (shareholders) of the net revenues generated by SoCalGas' unbundled natural gas storage and system operator hub services. SoCalGas is seeking to extend the mechanism through 2015. Annual net revenues (revenues less allocated service costs) under the mechanism are shared on a graduated basis, as follows:

  the first $15 million of net revenue to be shared 90 percent ratepayers/10 percent shareholders;
  the next $15 million of net revenue to be shared 75 percent ratepayers/25 percent shareholders;
  all additional net revenues to be shared evenly between ratepayers and shareholders; and

  the maximum total annual shareholder-allocated portion of the net revenues cannot exceed $20 million.

Natural Gas Procurement

The California Utilities procure natural gas on behalf of their core natural gas customers. The CPUC has established incentive mechanisms to allow the California Utilities the opportunity to share in the savings and/or costs from buying natural gas for their core customers at prices below or above monthly market-based benchmarks. SoCalGas procures natural gas for SDG&E's core natural gas customers' requirements. SoCalGas' gas cost incentive mechanism (GCIM) is applied on the combined portfolio basis.

In July 2013, the CPUC approved SoCalGas' application requesting a GCIM award of $5.4 million for the 12-month period ending March 31, 2012, which SoCalGas recorded in the third quarter of 2013. In June 2013, SoCalGas applied to the CPUC for approval of a GCIM award of $5.8 million for natural gas procured for its core customers during the 12-month period ending March 31, 2013. SoCalGas expects a CPUC decision on this application in the first half of 2014.

In the first quarter of 2012, SoCalGas recorded its approved GCIM award of $6.2 million for natural gas procured for its core customers during the 12-month period ending March 31, 2011.

In September 2011, SoCalGas recorded its approved GCIM award of $6 million for natural gas procured for its core customers during the 12-month period ending March 31, 2010.

Operational Incentives

The CPUC may establish operational incentives and associated performance benchmarks as part of a general rate case or cost of service proceeding. Through the end of 2011, the California Utilities had operational incentives that applied to their performance in the area of employee safety. In the California Utilities' 2012 GRC final decision described above, SDG&E was directed to establish a performance measure and incentive for electric reliability. In September 2013, SDG&E filed its proposed mechanism, which is currently pending action by the CPUC. If adopted, the electric reliability mechanism would apply to calendar years 2014 and 2015. The CPUC did not establish any operational incentives for SoCalGas in the 2012 GRC final decision.

SDG&E MATTERS

SONGS

We discuss regulatory and other matters related to SONGS in Note 13.

Power Procurement and Resource Planning

Background—Electric Industry Regulation

California's legislative response to the 2000 – 2001 energy crisis resulted in the DWR purchasing a substantial portion of power for California's electricity users. In 2001, the DWR entered into long-term contracts with suppliers, including Sempra Natural Gas, to provide power for the utility procurement customers of each of the California investor-owned utilities (IOUs), including SDG&E. The CPUC allocates the power and its administrative responsibility, including collection of power contract costs from utility customers, among the IOUs. The last of these power contracts expired in 2013, with one remaining transportation contract allocated to SDG&E that will expire in 2018.

Renewable Energy

SDG&E is subject to the Renewables Portfolio Standard (RPS) Program administered by both the CPUC and the California Energy Commission, which requires each California utility to procure 33 percent of its annual electric energy requirements from renewable energy sources by 2020, with an average of 20 percent required from January 1, 2011 to December 31, 2013; 25 percent by December 31, 2016; and 33 percent by December 31, 2020. The CPUC began a rulemaking proceeding in May 2011 to address the implementation of the 33% RPS Program.

The 33% RPS Program contains flexible compliance mechanisms that can be used to comply with or meet the 33% RPS Program mandates in 2011 and beyond. The mechanisms provide for a CPUC waiver under certain conditions, including: 1) a finding of inadequate transmission; 2) delays in the start-up of commercial operations of renewable energy projects due to permitting or interconnection; or 3) unexpected curtailment by an electric system balancing authority, such as the California ISO.

SDG&E continues to procure renewable energy supplies to achieve the 33% RPS Program requirements. A substantial number of these supply contracts, however, are contingent upon many factors, including:

  access to electric transmission infrastructure;
  timely regulatory approval of contracted renewable energy projects;
  the renewable energy project developers' ability to obtain project financing and permitting; and

  successful development and implementation of the renewable energy technologies.

SDG&E believes it will be able to comply with the 33% RPS Program requirements based on its contracting activity and, if necessary, application of the flexible compliance mechanisms. SDG&E's failure to comply with the RPS Program requirements could subject it to a CPUC-imposed penalty of 5 cents per kilowatt hour of renewable energy under-delivery, which could materially affect its business, cash flows, financial condition, results of operations and/or prospects.

Subject to approval of its final report by the CPUC, SDG&E believes that it has met the requirements for the first compliance period, January 1, 2011 to December 31, 2013, of procuring an average of 20 percent of its annual electric requirements from renewable energy sources and that it will comply with the 33% RPS Program requirements.

Cleveland National Forest Transmission Projects

SDG&E filed an application with the CPUC in October 2012 for a permit to construct various transmission replacement projects in and around the Cleveland National Forest (CNF). The proposed projects will replace and fire-harden five transmission lines at an estimated cost of between $400 million and $450 million. As directed by the CPUC, SDG&E filed an amended application in June 2013 to provide notice of certain alternatives proposed by the U.S. Forest Service (USFS) in connection with SDG&E's request for a Master Special Use Permit (MSUP). USFS approval of the MSUP will establish land rights and conditions for SDG&E's continued operation and maintenance of facilities located within the CNF. CPUC approval is not required for the MSUP, even though construction of the projects is subject to review by both the USFS and CPUC. A joint environmental report will be developed by the CPUC and USFS. SDG&E currently expects a CPUC decision approving the transmission projects in the first half of 2015 and then expects the various phases of this project to be placed in service starting in 2016 and continuing through the end of the project in 2019.

South Orange County Reliability Enhancement

SDG&E filed an application with the CPUC in May 2012 for a Certificate of Public Convenience and Necessity to construct the South Orange County Reliability Enhancement project. The purpose of the project is to enhance the capacity and reliability of SDG&E's electric service to the south Orange County area. The proposed project primarily includes replacing and upgrading approximately eight miles of transmission lines and rebuilding and upgrading a substation at an existing site. SDG&E expects a final CPUC decision approving the estimated $450 million to $500 million project in 2015. SDG&E obtained approval for the project from the ISO in May 2011. As the project is planned in phases, management currently expects the entire project to be in service in 2019.

South Bay Substation

SDG&E filed an application in 2010 with the CPUC for a permit to construct a new substation to replace the aging and obsolete South Bay substation and accommodate the retirement of the South Bay Power Plant. The existing substation will be demolished when the new substation has been constructed, energized and all transmission lines have been transferred. In October 2013, the CPUC approved SDG&E's permit to construct the South Bay Substation Relocation Project at SDG&E's proposed site, which will be located south of the existing site. The project, estimated at $145 million to $175 million, will replace the existing 138/69-kilovolt (kV) substation with the new 230/69/12-kV Bay Boulevard Substation. SDG&E is in the process of obtaining the additional permits required to begin construction, including the coastal development permit from the California Coastal Commission. SDG&E currently expects the project to be in service in 2017.

East County Substation

In June 2012, the CPUC approved SDG&E's application for authorization to proceed with the East County Substation project, estimated to cost between $425 million and $450 million. The Bureau of Land Management (BLM) issued its record of decision in August 2012. SDG&E began construction in the second quarter of 2013 and expects the substation to be placed in service in the second half of 2014.

FERC Formulaic Rate Matters

In February 2013, SDG&E submitted its Electric Transmission Formula Rate (TO4) filing with the FERC to set the rate making methodology and rate of return for SDG&E's FERC-regulated electric transmission operations and assets for the period beginning September 1, 2013. The filing proposed a FERC ROE of 11.3 percent and requested: 1) rates to be determined by a base period of historical costs and a forecast of capital investments and 2) a true-up period similar to balancing account treatment that is designed to provide SDG&E earnings of no more and no less than its actual cost of service including its authorized return on investment. In June and July 2013, the FERC issued orders accepting the filing, subject to refund, and established settlement and hearing procedures, with rates being effective as of 2013.

On January 31, 2014, SDG&E filed an uncontested multi-party settlement at the FERC regarding the TO4 filing. The settlement, subject to the FERC's approval, will be in effect through December 31, 2018, is subject to a one-time right of termination by any party, and establishes a 10.05 percent ROE. SDG&E also has the right to seek any ROE incentives that might apply under FERC rules. SDG&E's debt to equity ratio will be set annually based on the actual ratio at the end of each year. SDG&E expects that the FERC will act on this settlement by the end of the third quarter of 2014.

Excess Wildfire Claims Cost Recovery at the CPUC

SDG&E and SoCalGas filed an application, along with other related filings, with the CPUC in August 2009 proposing a new framework and mechanism for the future recovery of all wildfire-related expenses for claims, litigation expenses and insurance premiums that are in excess of amounts authorized by the CPUC for recovery in distribution rates. In December 2012, the CPUC issued a final decision that ultimately did not approve the proposed framework for the utilities but allowed SDG&E to maintain its authorized memorandum account, so that SDG&E may file applications with the CPUC requesting recovery of amounts properly recorded in the memorandum account at a later time, subject to reasonableness review.

SDG&E intends to pursue recovery of such costs in a future application. SDG&E will continue to assess the potential for recovery of these costs in rates. Should SDG&E conclude that recovery in rates is no longer probable, SDG&E will record a charge against earnings at the time such conclusion is reached. If SDG&E had concluded that the recovery of regulatory assets related to CPUC-regulated operations was no longer probable or was less than currently estimated at December 31, 2013, the resulting after-tax charge against earnings would have been up to $186 million. In addition, in periods following any such conclusion, SDG&E's earnings will be adversely impacted by increases in the estimated cost to litigate or settle pending wildfire claims. We discuss how we assess the probability of recovery of our regulatory assets in Note 1.

We provide additional information about 2007 wildfire litigation costs and their recovery in Note 15.

SOCALGAS MATTERS

Aliso Canyon Natural Gas Storage Compressor Replacement

In September 2009, SoCalGas filed an application with the CPUC requesting approval to replace certain obsolete natural gas turbine compressors used in the operations of SoCalGas' Aliso Canyon natural gas storage reservoir with a new electric compressor station. In April 2012, the CPUC issued a draft environmental impact report (EIR) for the project concluding that no significant or unavoidable adverse environmental impacts have been identified from the construction or operation of the proposed project. In November 2013, the CPUC issued a final decision that adopts the EIR and approves the estimated $200 million project.

Advanced Metering Infrastructure

In November 2011, the DRA and The Utility Reform Network (TURN) filed a joint petition requesting that the CPUC reconsider its prior approval of SoCalGas' advanced metering infrastructure (AMI) project and stay AMI deployment while the CPUC considers the request. The CPUC, which is not obligated to respond to such requests, has taken no action in response to the DRA/TURN petition, and SoCalGas is continuing its deployment of AMI pursuant to the April 2010 CPUC decision approving the project.